Exhibit 99.12
                                 -------------
                Computational Materials and/or ABS Term Sheets

CWABS 2005-AB2 Group 2

IO Breakout

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      PROGRAM              IO Term               UPB               %
-------------------------------------------------------------------------------
2/28 LIB6M                    24            $92,034,714         35.94%
3/27 LIB6M                    36           $164,034,251         64.06%
                                           $256,068,965        100.00%